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                                                            EXHIBIT 10.6
                                                            ------------


              RATIFICATION OF AND AMENDMENT TO CORPORATE GUARANTY


          THIS RATIFICATION OF AND AMENDMENT TO CORPORATE GUARANTY (the "Amendment"), dated as of July __, 2001, is made and entered into by and between Webb Interactive Services, Inc. (the "Guarantor") and France Telecom Technologies Investissements f/k/a France Telecom Technologies (the "Investor").

                                    Recitals
                                    --------

          A. The Guarantor and the Investor are parties to a Corporate Guaranty dated as of May 2, 2001 (the "Guaranty"), which guaranties the payment and performance by Jabber, Inc. f/k/a Jabber.com, Inc. (the "Company") of all of its covenants, agreements and obligations contained in the Note Purchase Agreement dated as of May 2, 2001, as amended by the First Amendment to Note Purchase Agreement of even date herewith (the "Purchase Agreement") and all other Transaction Documents (as defined in the Purchase Agreement).

          B. The Guarantor, the Company and the Investor entered into the Purchase Agreement in connection with the Investor's proposed investment in the Company and the Investor's acquisition of certain capital stock of the Company as outlined in the Series B Convertible Preferred Stock Summary of Terms (the "Summary of Terms").

          C. The Guarantor and the Investor desire to amend the Guaranty as set forth herein, and to ratify and confirm the Guaranty as so amended.

                                   Agreement
                                   ---------

          NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.  Defined Terms.  Capitalized terms used but not defined in this
              -------------
Amendment shall have the meanings given thereto in the Guaranty.

          2.  Agreements and Amendments to the Guaranty.
              -----------------------------------------

              a. The Company, Webb and the Investor confirm and agree that, for the purposes of clarification and the avoidance of doubt, the defined term "Transaction Document" in the Purchase Agreement includes (i) the Purchase Agreement, (ii) the Note, (iii) the Security Agreement, (iv) the Pledge Agreement, (v) the Guaranty, (vi) the Stock Purchase Agreement dated as of July 6, 2001 among the Company, Webb and the Investor, (vii) the Stockholders Agreement dated as of July 6, 2001 among the Company, the Investor and the parties set forth on Schedule A thereto, (viii) the Series A-1 and Series B Convertible Preferred Stock Investor
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Rights Agreement dated as of July 6, 2001 among the Company and the parties set forth on Exhibit A thereto, (ix) the Amended Certificate of Designation of Series A, (x) the Amended Certificate of Designation of Series B, (xi) the Amended Certificate of Designation of Series C and (xii) all other agreements, documents or instruments executed and delivered by or on behalf of the Company or Webb in connection with the transactions contemplated by any of the foregoing. The parties acknowledge that the Company has changed its corporate name to Jabber, Inc. and that the Investor has changed its corporate name to France Telecom Technologies Investments.

          b. The Guarantor agrees that it shall, and it shall cause the Company to, comply with each of its respective agreements, covenants and obligations contained in each of the Transaction Documents.

          c. The Guaranty is hereby amended by deleting Section 1 and substituting the following therefor:

               "1) The Corporate Guarantor hereby absolutely and unconditionally guarantees to FTT payment and performance of the Obligor of its obligations under the Note and the full payment and performance by the Guarantor of all of its covenants, agreements and obligations (monetary, performance or otherwise) under each Transaction Document to which it is a party."

          d. The Guaranty is hereby amended by adding a new Section 9 thereto as follows:

                         "9)  Notwithstanding the payment in full of the
               principal and accrued interest under the Note, this Corporate Guaranty may not be cancelled and shall not be terminated, and this Corporate Guaranty remains in full force and effect, until the later of (A) the payment in full of the principal and interest on the Note, and (B) the expiration of the term of the Guarantor's obligations with respect to the representations, warranties, covenants and indemnifications set forth in Section 6 of the Stock Purchase Agreement (the "Section 6 Term"), or, if there are any outstanding demands, claims, causes of action or assessments which have been asserted against the Guarantor prior to the termination of the Section 6 Term, following resolution of all such demands, claims, causes of action or assessments."

      3.  Representations and Warranties.
          ------------------------------

          a. The Guarantor hereby remakes and restates each of the representations and warranties in the Guaranty effective as of the date of this Amendment, which representations and warranties are incorporated herein by reference as if fully set forth.

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          b.  The Guarantor hereby further represents and warrants that this
Amendment has been duly authorized, executed and delivered by the Guarantor, and that this Amendment is binding upon and enforceable against the Guarantor in accordance with its terms.

4.  Miscellaneous Provisions.
    ------------------------

          a. This Amendment is an amendment to and ratification of the Guaranty, and the Guaranty as amended by this Amendment is hereby unconditionally and irrevocably ratified, approved and confirmed in each and every respect, and the parties hereto agree that the Guaranty remains in full force and effect in accordance with its terms. Nothing contained herein shall be construed to deem paid the Note or to release or terminate, in whole or in part, the Security Agreement, the Pledge or the Guaranty or any lien, pledge or security interest granted pursuant thereto. All references to the Guaranty in each of the Transaction Documents and in any other document or instrument shall hereafter be deemed to refer to the Guaranty as amended hereby.

          b. This Amendment shall be governed by and construed in accordance with the laws of the State of Colorado, excluding that body of law relating to conflict of laws.

          c. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          d. The execution, delivery and effectiveness of this Amendment shall not operate or be deemed to operate as a waiver of any rights, powers or remedies of the Investor under the Guaranty or any other Transaction Document or constitute a waiver of any provision thereof.

          e. This Amendment shall be binding upon and inure to the benefit of the Guarantor and the Investor, and their respective successors and assigns permitted by the Guaranty.

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                                      -3-
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                    PLEDGOR:

                                    WEBB INTERACTIVE SERVICES, INC.

                                    By: /s/ Gwenael Hagan
                                        -----------------
                                    Name: Gwenael Hagan
                                    Title: Senior Vice President,
                                           Corporate Development



                                    PLEDGEE:

                                    FRANCE TELECOM TECHNOLOGIES INVESTISSEMENTS

                                    By: /s/ Eric Cozanet
                                        ----------------
                                    Name: Eric Cozanet
                                    Title: Chief Executive Officer

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